CONTRACT LIABILITIES	6 Months Ended
Jun. 30, 2026
Contract Liabilities
CONTRACT LIABILITIES

11	CONTRACT LIABILITIES

	June 30, 2026	December 31, 2025
	USD	USD
Contract liabilities	47,983	258,096

Contract liabilities represent the Group’s obligation to transfer of product to customers for which the Group has received advance payments from customers. Contract liabilities amounted to USD210,113 as at January 1, 2026 have been recognised as revenue for the period ended June 30, 2026.

Contract liabilities relate to advances collected from customers but goods have yet to be delivered. These will be recognized as revenue once control of the goods has been transferred to customers. Management expects that all the unsatisfied performance obligation as at the end of the reporting period may be recognized as revenue within the next twelve months from balance sheet date. The decrease in contract liabilities reflects revenue recognition during the period and lower advance deposits received.